______________________________________________________________________________

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

AMENDMENT NO. 1 ON

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) March 9, 2006

The National Collegiate Student Loan Trust 2006-1
(Exact Name of Registrant as Specified in Charter)

The National Collegiate Funding LLC
(Exact Name of Depositor and Sponsor as Specified in Charter)

DELAWARE (State or Other Jurisdiction of Incorporation)	333-128413-01 (Commission File Number)	06-6550395 (IRS Employer Identification No.)

800 Boylston Street, 34th Floor, Boston, MA (Address of Principal Executive Offices)		02199-8157 (Zip Code)

Registrant’s telephone number, including area code (800) 895-4283

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

______________________________________________________________________________

EXPLANATORY NOTE

The current report on Form 8-K of The National Collegiate Student Loan Trust 2006-1, as filed with the Securities and Exchange Commission on March 23, 2006 (the “Original Form 8-K), is amended by this Amendment No. 1 on Form 8-K/A (the “Amended Form 8-K”). The Amended Form 8-K physically files, rather than incorporates by reference, certain exhibits containing redactions which are the subject of a confidential treatment request pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Each exhibit filed with this Amended Form 8-K was previously incorporated by reference in the Original Form 8-K. The Item 1.01 and Item 8.01 disclosures included in the Original Form 8-K, and all other exhibits thereto, remain unchanged.

Section 1 - Registrant’s Business and Operations

Item 1.01	Entry into a Material Definitive Agreement.

The National Collegiate Funding LLC (“NCF”) entered into an Interim Trust Agreement, with Wilmington Trust Company, as Delaware Trustee (the “Interim Trust Agreement”), dated as of February 8, 2006, creating The National Collegiate Student Loan Trust 2006-1 (the “Trust”). The Trust entered into an Indenture, dated as of March 1, 2006, with U.S. Bank National Association, as indenture trustee (the “Indenture”). NCF entered into an Underwriting Agreement, dated as of March 3, 2006, among NCF, UBS Securities LLC and Credit Suisse Securities (USA) LLC (the “Underwriting Agreement”). In addition, the Trust entered into Revolving Liquidity Note Agreement, dated as of March 9, 2006, between the Trust and UBS AG, Stamford Branch. (the “Liquidity Note Agreement”). The Interim Trust Agreement, the Indenture, the Underwriting Agreement and the Liquidity Note Agreement were executed in connection with the Trust’s issuance of $900,697,000 of its student loan asset-backed notes on March 9, 2006. The details of this issuance are contained in the prospectus supplement filed with the Securities and Exchange Commission pursuant to Rule 424(b) on March 7, 2006. The Trust used $785,326,009 of the net proceeds from the sale of the notes to purchase private student loans.

The following agreements were also executed and delivered as of March 9, 2006 by the respective parties thereto: (a) the Deposit and Sale Agreement between NCF and the Trust; (b) the Trust Agreement among Wilmington Trust Company, NCF and The Education Resources Institute, Inc.; (c) the Administration Agreement among the Trust, Wilmington Trust Company, U.S. Bank National Association and First Marblehead Data Services, Inc.; (d) the Back-up Administration Agreement among NCF, the Trust, First Marblehead Data Services, Inc., Wilmington Trust Company and U.S. Bank National Association; and (e) the Structuring Advisory Agreement between the Trust and The First Marblehead Corporation.

Section 8 - Other Events

Item 8.01	Other Events.

For a description of the Notes, refer to the Indenture. For a description of the Student Loans, refer to the Deposit and Sale Agreement.

Section 9 - Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(a)   Not applicable
(b)   Not applicable
(c)   Not applicable
(d)   Exhibits:

Exhibit No.	Description

1.1(1)	Underwriting Agreement, dated as of March 3, 2006, between The National Collegiate Funding LLC and UBS Securities LLC and Credit Suisse Securities (USA) LLC

4.1(1)	Indenture, dated as of March 1, 2006, between The National Collegiate Student Loan Trust 2006-1 and U.S. Bank National Association

5.1(1)	Opinion of Stroock & Stroock & Lavan LLP, dated as of March 9, 2006, with respect to legality of the Notes

8.1(1)	Opinion of Stroock & Stroock & Lavan LLP, dated as of March 9, 2006, regarding tax matters related to the Notes (contained in Exhibit 5.1)

23.1(1)	Consent of Stroock & Stroock & Lavan LLP, dated as of March 9, 2006 (contained in Exhibit 5.1).

99.1+	Amended and Restated Note Purchase Agreement (Education One Loan Program), dated as of May 1, 2002, between Bank One, N.A. and The First Marblehead Corporation, as amended

99.2+	Note Purchase Agreement (Bank of America GATE Loan Program), dated as of April 30, 2001, between Bank of America, N.A. and The First Marblehead Corporation

99.3+	Note Purchase Agreement (TERI - Guaranteed CFS Loan Program), dated as of May 15, 2002, between Charter One Bank, N.A. and The First Marblehead Corporation

99.4(1)	Deposit and Sale Agreement, dated as of March 9, 2006, between The National Collegiate Funding LLC and The National Collegiate Student Loan Trust 2006-1

99.5(2)+	Amended and Restated Guaranty Agreement, dated May 13, 2002, between The Education Resources Institute, Inc. and Bank One, N.A.

99.6(2)+	Guaranty Agreement, dated April 30, 2001, between The Education Resources Institute, Inc. and Bank of America, N.A., as amended

99.7(2)+	Guaranty Agreement (CFS Loan Program), dated as of May 15, 2002, between The Education Resources Institute, Inc. and Charter One Bank, N.A.

99.8+	Alternative Servicing Agreement, dated as of October 16, 2001, between the Pennsylvania Higher Education Assistance Agency and The First Marblehead Corporation

99.9(1)
Servicer Consent Letter, dated March 9, 2006, from The First Marblehead Corporation and accepted and agreed to by the Pennsylvania Higher Education Assistance Agency and The National Collegiate Student Loan Trust 2006-1

99.10(1)	Trust Agreement, dated as of March 9, 2006, among Wilmington Trust Company, The National Collegiate Funding LLC and The Education Resources Institute, Inc.

99.11(1)
Administration Agreement, dated as of March 9, 2006, among The National Collegiate Student Loan Trust 2006-1, Wilmington Trust Company, U.S. Bank National Association and First Marblehead Data Services, Inc.

99.12(1)
Back-up Administration Agreement, dated as of March 9, 2006, among The National Collegiate Funding LLC, The National Collegiate Student Loan Trust 2006-1, First Marblehead Data Services, Inc., Wilmington Trust Company and U.S. Bank National Association

99.13(1)	Structuring Advisory Agreement, dated as of March 9, 2006, between The National Collegiate Student Loan Trust 2006-1 and The First Marblehead Corporation

99.14(1)	Deposit and Security Agreement, dated as of March 9, 2006, among The Education Resources Institute, Inc., The National Collegiate Student Loan Trust 2006-1 and First Marblehead Data Services, Inc.

99.15(1)	Pool Supplement, dated as of March 9, 2006, among The First Marblehead Corporation, The National Collegiate Funding LLC and Bank One, N.A., by its successor by merger, JPMorgan Chase Bank, N.A.

99.16(1)+	Pool Supplement, dated as of March 9, 2006, among The First Marblehead Corporation, The National Collegiate Funding LLC and Bank of America, N.A.

99.17(1)	Pool Supplement, dated as of March 9, 2006, among The First Marblehead Corporation, The National Collegiate Funding LLC and Charter One Bank, N.A.

99.18(1)	Revolving Liquidity Note Agreement, dated as of March 9, 2006, between The National Collegiate Student Loan Trust 2006-1 and UBS AG, Stamford Branch.

(1)  Exhibit previously filed as an exhibit to the Original Form 8-K.

(2)  Exhibit previously filed as an exhibit to the Original Form 8-K, incorporating by reference the current report on Form 8-K of The National Collegiate Student Loan Trust 2004-1 filed with the Securities and Exchange Commission on June 25, 2004 (file no. 333-113336-01).

+Confidential treatment has been requested for certain portions of this Exhibit pursuant to Rule 24b-2 promulgated under the Securities Exchange Act of 1934.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE NATIONAL COLLEGIATE STUDENT LOAN TRUST 2006-1

By:	GATE HOLDINGS, INC., OWNER

By:	/s/ John A. Hupalo
Name: John A. Hupalo
Title: President

Dated: March 23, 2007

EXHIBIT INDEX

1.1(1)	Underwriting Agreement, dated as of March 3, 2006, between The National Collegiate Funding LLC and UBS Securities LLC and Credit Suisse Securities (USA) LLC

4.1(1)	Indenture, dated as of March 1, 2006, between The National Collegiate Student Loan Trust 2006-1 and U.S. Bank National Association

5.1(1)	Opinion of Stroock & Stroock & Lavan LLP, dated as of March 9, 2006, with respect to legality of the Notes

8.1(1)	Opinion of Stroock & Stroock & Lavan LLP, dated as of March 9, 2006, regarding tax matters related to the Notes (contained in Exhibit 5.1)

23.1(1)	Consent of Stroock & Stroock & Lavan LLP, dated as of March 9, 2006 (contained in Exhibit 5.1).

99.1+	Amended and Restated Note Purchase Agreement (Education One Loan Program), dated as of May 1, 2002, between Bank One, N.A. and The First Marblehead Corporation, as amended

99.2+	Note Purchase Agreement (Bank of America GATE Loan Program), dated as of April 30, 2001, between Bank of America, N.A. and The First Marblehead Corporation

99.3+	Note Purchase Agreement (TERI - Guaranteed CFS Loan Program), dated as of May 15, 2002, between Charter One Bank, N.A. and The First Marblehead Corporation

99.4(1)	Deposit and Sale Agreement, dated as of March 9, 2006, between The National Collegiate Funding LLC and The National Collegiate Student Loan Trust 2006-1

99.5(2)+	Amended and Restated Guaranty Agreement, dated May 13, 2002, between The Education Resources Institute, Inc. and Bank One, N.A.

99.6(2)+	Guaranty Agreement, dated April 30, 2001, between The Education Resources Institute, Inc. and Bank of America, N.A., as amended

99.7(2)+	Guaranty Agreement (CFS Loan Program), dated as of May 15, 2002, between The Education Resources Institute, Inc. and Charter One Bank, N.A.

99.8+	Alternative Servicing Agreement, dated as of October 16, 2001, between the Pennsylvania Higher Education Assistance Agency and The First Marblehead Corporation

99.9(1)
Servicer Consent Letter, dated March 9, 2006, from The First Marblehead Corporation and accepted and agreed to by the Pennsylvania Higher Education Assistance Agency and The National Collegiate Student Loan Trust 2006-1

99.10(1)	Trust Agreement, dated as of March 9, 2006, among Wilmington Trust Company, The National Collegiate Funding LLC and The Education Resources Institute, Inc.

99.11(1)
Administration Agreement, dated as of March 9, 2006, among The National Collegiate Student Loan Trust 2006-1, Wilmington Trust Company, U.S. Bank National Association and First Marblehead Data Services, Inc.

99.12(1)
Back-up Administration Agreement, dated as of March 9, 2006, among The National Collegiate Funding LLC, The National Collegiate Student Loan Trust 2006-1, First Marblehead Data Services, Inc., Wilmington Trust Company and U.S. Bank National Association

99.13(1)	Structuring Advisory Agreement, dated as of March 9, 2006, between The National Collegiate Student Loan Trust 2006-1 and The First Marblehead Corporation

99.14(1)	Deposit and Security Agreement, dated as of March 9, 2006, among The Education Resources Institute, Inc., The National Collegiate Student Loan Trust 2006-1 and First Marblehead Data Services, Inc.

99.15(1)	Pool Supplement, dated as of March 9, 2006, among The First Marblehead Corporation, The National Collegiate Funding LLC and Bank One, N.A., by its successor by merger, JPMorgan Chase Bank, N.A.

99.16(1)+	Pool Supplement, dated as of March 9, 2006, among The First Marblehead Corporation, The National Collegiate Funding LLC and Bank of America, N.A.

99.17(1)	Pool Supplement, dated as of March 9, 2006, among The First Marblehead Corporation, The National Collegiate Funding LLC and Charter One Bank, N.A.

99.18(1)	Revolving Liquidity Note Agreement, dated as of March 9, 2006, between The National Collegiate Student Loan Trust 2006-1 and UBS AG, Stamford Branch.

(1)  Exhibit previously filed as an exhibit to the Original Form 8-K.

(2)  Exhibit previously filed as an exhibit to the Original Form 8-K, incorporating by reference the current report on Form 8-K of The National Collegiate Student Loan Trust 2004-1 filed with the Securities and Exchange Commission on June 25, 2004 (file no. 333-113336-01).

+Confidential treatment has been requested for certain portions of this Exhibit pursuant to Rule 24b-2 promulgated under the Securities Exchange Act of 1934.